IMPORTANT NOTICE TO SHAREHOLDERS

PLEASE RETURN YOUR VOTE PROMPTLY


SMITH BARNEY SHEARSON FUNDAMENTAL VALUE FUND INC.


Dear ^ Shareholder:

	As a shareholder in Smith Barney Shearson Fundamental Value Fund Inc., a Fund sponsored by Smith Barney Shearson Inc. ("Smith Barney Shearson"), you are invited to vote on various proposals in connection with, among other things, reincorporating the Fund in the State of Maryland and modification of ^ one of the Fund's fundamental investment policies.


Annual Meeting of Shareholders:  Your Vote is Important


	Detailed information regarding these proposals is included in the enclosed proxy statement and, on behalf of the Board of Directors, I urge you to promptly exercise your right to vote on these issues. Timely votes save money.

	Thank you for your time and participation as a shareholder. If you have any questions regarding the proposals detailed in the enclosed proxy statement, please contact your Smith Barney Shearson Financial Consultant.

					Very truly yours,

					[SIGNATURE]

					Heath B. McLendon
					Chairman of the Board

PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.


SMITH BARNEY SHEARSON
FUNDAMENTAL VALUE FUND INC.

- ----------------------------------------

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 28, 1994

To the Shareholders:

	Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Smith Barney
Shearson Fundamental Value Fund Inc. (the "Fund"), a
Washington corporation, will be held at 999 Third
Avenue, 40th Floor, Seattle Washington, on June 28,
1994 at 11:00 a.m.

	The Meeting is being held for the purposes listed below:

	1.	To elect eight (8) Directors of the Fund
(Proposal 1);
2. 	To ratify the selection of Deloitte & Touche as
independent certified public accountants for the Fund
for the fiscal year ending September 30, 1994
(Proposal 2);
3. 	To consider and act upon the reincorporation of
the Fund in the State of Maryland (Proposal 3);
4. 	To approve the modification of ^ one of the
Fund's fundamental investment policies (Proposal 4);
and
5.	To transact such other business as may properly
come before the Meeting or any adjournment thereof.

	The Board of Directors of the Fund has fixed the close of business on May 10, 1994 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

					By Order of the
Directors,

					Francis J. McNamara, III
					Secretary

May ^ 23, 1994

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.



INSTRUCTIONS FOR SIGNING PROXY CARDS


	The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

	1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

	2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

	3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.
For example:

Registration ^


Corporate Accounts
Valid Signature

(1)  ABC Corp.
ABC Corp.

(2)  ABC Corp.
John Doe,
Treasurer

(3)  ABC Corp.
      c/o John Doe, Treasurer


John Doe

(4)  ABC Corp. Profit Sharing
Plan
John Doe, Trustee




Trust Accounts


(1)  ABC Trust
Jane B. Doe,
Trustee

(2)  Jane B. Doe, Trustee
            u/t/d 12/28/78


Jane B. Doe




Custodian or Estate Accounts


(1)  John B. Smith, Cust.
       f/b/o John B. Smith,
Jr. UGMA

John B. Smith,
Jr.

(2)  Estate of John B. Smith

John B. Smith,
Jr., Executor




SMITH BARNEY SHEARSON
FUNDAMENTAL VALUE FUND INC.

_________________________

ANNUAL MEETING OF SHAREHOLDERS
JUNE 28, 1994
__________________________

PROXY STATEMENT
INTRODUCTION

	This proxy statement is being furnished to the shareholders of Smith Barney Shearson Fundamental Value Fund Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on June 28, 1994 at 11:00 a.m. ^(Pacific time), or at any adjournments thereof (the "Meeting"). The Meeting will be held at 999 Third Avenue, 40th Floor, Seattle, Washington. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Fund; Smith Barney Shearson Inc. ("Smith Barney Shearson"), distributor of shares of the Fund; Smith Barney Shearson Asset Management ("SBSAM"), a division of Smith, Barney Advisers, Inc. ("SBA"), the investment adviser to the Fund; The Boston Company Advisors, Inc., administrator for the Fund ("Boston Advisors"); and/or The Shareholder Services Group, Inc. ("TSSG"), a subsidiary of First Data Corporation, the transfer agent for the Fund. In addition, the Fund has retained ^ Proxy Advantage to assist in the solicitation of proxies for a ^ total proxy solicitation cost estimated at ^ $97,000 plus reimbursement of expenses. ^ The cost of the proxy solicitation and the expenses incurred in connection with the preparation of this proxy statement and its enclosures, including the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, will be borne by the Fund.

	The Annual Report of the Fund, containing audited financial statements for the Fund's fiscal year ended September 30, 1993, has previously been furnished to all shareholders of the Fund. Additional copies are available upon request to your Smith Barney Shearson
Financial Consultant.

	The Fund currently issues three classes of shares, but for purposes of the matters to be considered at the Meeting, all shares will be voted as a single class. Each share is entitled to one vote and any fractional share is entitled to a fractional vote. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed on the Notice of Annual Meeting of Shareholders and FOR any other matters deemed appropriate. For purposes of determining the presence of a quorum for transacting business at the ^ Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstention and broker non-votes will have the effect of a "no" vote for the purposes of obtaining the requisite approval of Proposals 3 and 4. Approval of Proposals 1 and 2 require the affirmative vote of a plurality or a majority, respectively, of shares voted. Because abstention and broker non-votes are not treated as shares voted, abstention and broker non-votes would have no impact on such Proposals. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

	In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on any one of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval of such proposal. Under the By-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting.

	The Board of Directors of the Fund (the "Board") has fixed the close of business on May 10, 1994 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, there were issued and outstanding ^ 19,087,852.845 shares of Class A common stock, ^ 47,322,195.978 shares of Class B common stock, and ^ 106,521.985 shares of Class D common stock.

	^ As of the Record Date, to the knowledge of the Fund and its Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) beneficially owned more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund as a group beneficially owned less than 1% of the shares of the Fund.^

	Shareholders of the Fund will vote as a single class on each of the four proposals presented at the Meeting. Proxy cards will be sent to each shareholder who is a record owner of Fund shares. It is essential that shareholders complete, date and sign the enclosed proxy card. In order that a shareholder's shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxy to be received on or before 11:00 a.m. ^(Pacific time) on June 28, 1994.

	All shareholders of the Fund will vote on Proposals 1, 2, 3 and 4.

	Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy ("Plurality Vote"). Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Pursuant to the law of the State of Washington, Proposal 3 requires the affirmative vote of two-thirds (67%) of all the votes entitled to be cast at the Meeting. Proposal 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (a) 67% of the Fund's shares present at a meeting of its shareholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or
(b) more than 50% of the Fund's outstanding shares ("Majority Vote").

	This proxy statement and accompanying proxy card is first being mailed on or about May ^ 23, 1994.

PROPOSAL 1: 	TO ELECT EIGHT (8) DIRECTORS OF THE FUND

	The first proposal to be considered is the election of eight (8) Directors of the Fund, each to hold office until the next Annual Meeting of Shareholders or until his or her successor shall have been elected and qualified. The Board currently consists of eight (8) members, all of whom have been previously elected by the Fund's shareholders.

	Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Mr. McLendon also serves as a trustee, director or general partner of other investment companies for which Smith Barney Shearson serves as the principal underwriter.

	Set forth below are the names of the nominees for election to the Board, together with certain other information:





Name, Age, Principal
Occupation
and Other
Directorships***
during last Five Years





Served on
Board
Since

Amount (and
Percentage) of
Outstanding
Fund
 Shares
Beneficially
Owned** as of ^
May 10, 1994





Lloyd J. Andrews, age 73
Private Investor;
Director of Flow
Systems, Inc.; and North
Coast Life Insurance
Company.  Past Vice
Chairman and Director of
Chem-Nuclear Systems,
Inc.
1981
1,570.283
(less than 1%)





Robert M. Frayn, Jr.,
age 60
President and Director
of Book Publishing
Company.
1981


Leon P. Gardner, age 66
Chairman of Fargo's
Pizza Company; private
investor.
1984
^ 788.700
(less than 1%)





Howard J. Johnson, age
55
President and Chairman
of Howard Johnson & Co.;
Secretary and Director
of Wurts Johnson and
Company; Director of
Spring Street
Securities, Inc.;
Director ex officio of
American Society of
Pension Actuaries;
Director of Ranier Trust
Company
1981
0





David E. Maryatt, age 57
Director of ALS Co.
1981
0





Heath B. McLendon*, age
60
Executive Vice President
of Smith Barney Shearson
and Chairman of Smith
Barney Shearson Strategy
Advisors Inc. ("SBSSA").
Prior to July 1993,
Senior Executive Vice
President of Shearson
Lehman Brothers Inc. and
Vice Chairman of
Shearson Asset
Management; a Director
of PanAgora Asset
Management.
1987
^ 327.48
^(less than 1%)





^ Jerry A. ^ Viscione,
age 49 ^
Dean of Albers School of
Business and Economics,
Seattle University.
1993
142.125
(less than 1%)





Julie W. Weston, age 50
Private attorney.
1987
5,845.312
(less than 1%)





Directors and Officers
as a Group
- --
8,673.900
(less than 1%)



_______________________

   *	"Interested person" of the Fund, as defined in the 1940 Act, by virtue of his position as an officer or director of the Fund's adviser or one of its affiliates.

  **	For this purpose "beneficial ownership" is defined under Section
13(d) of the Exchange Act. The information as to beneficial ownership is based upon information furnished to the Fund by the nominees.

***	Directorships, general partnerships or trusteeships of companies that are required to report to the Securities and Exchange Commission ("SEC"), other than open-end registered investment companies.

	If elected, each Director will hold office until the next Annual Meeting of Shareholders or until his or her successor shall have been elected and qualified, except that any Director may resign or be removed at any meeting of shareholders called for that purpose by a majority of the votes entitled to be cast for election of Directors. In case a vacancy shall exist for any reason, the remaining Directors may fill the vacancy by appointing another Director. If at any time less than a majority of the Directors holding office have been elected by shareholders, the Directors then in office will call a shareholders meeting for the purpose of electing Directors.

	Each Director who is not otherwise affiliated with the Fund, Boston Advisors, or Smith Barney Shearson receives $500 as compensation for each meeting attended and an annual fee of $3,000, plus reimbursement of travel and out-of-pocket expenses. The aggregate remuneration paid to the Independent Board Members, as a group, by the Fund for the fiscal year ended September 30, 1993 amounted to $53,719 (including reimbursement for travel and out-of-pocket expenses). The Board has an Audit Committee consisting of all Board Members who are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Board Members"), which met twice during the Fund's 1993 fiscal year. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent certified public
accountants and recommends the engagement of such accountants.^   The
Board held five meetings during the Fund's fiscal year ended September 30, 1993. All of the Board Members, with the exception of Mr. Johnson, attended at least 75% of the Board and Committee meetings convened while they were in office.

	The following table shows certain information about the executive officers of the Fund, other than Mr. McLendon who is also a Director of the Fund and as to whom comparable information is supplied above. ^
None of the executive officers listed below beneficially own, as that term is defined under Section 13(d) of the Exchange Act, any shares of the Fund.^

Name, Age and Principal
Occupation During the
Past Five Years

Office (Year First
Elected)




Stephen J. Treadway, age
46
Director and Executive
Vice President of Smith
Barney Shearson: Director
and President, of SBA and
Mutual Management Corp.;
a Trustee of Corporate
Realty Income Trust I.
President (1993)




Richard P. Roelofs, age
40
Managing Director of
Smith Barney Shearson;
President of SBSSA.
Executive Vice
President^
(1993)




John G. Goode, age 49
President and Chief
Executive Officer of
Davis Skaggs Investment
Management, a division of
SBSAM.
Vice President and
Investment Officer
(1990)




Peter Hable, age 34
Senior Vice President of
Davis Skaggs Investment
Management, a division of
SBSAM.
Investment Officer
(1991)




Vincent Nave, age 49
Senior Vice President of
Boston Advisors and
Boston Safe Deposit and
Trust Company.
Treasurer (1985)




Francis J. McNamara, III,
age 38
Senior Vice President and
General Counsel of Boston
Advisors.
Secretary (1989)


	The principal business address of Mr. Treadway is 1345 Avenue of the Americas, New York, New York, 10105. The principal business address of Mr. Roelofs is Two World Trade Center, New York, New York 10048. The principal business address of Mr. Goode and Mr. Hable is One Sansome Street, San Francisco, California 94104 and the principal business address of Mr. McNamara and Mr. Nave is One Exchange Place, Boston, Massachusetts 02109.

Required vote

	Election of the listed nominees for Director must be approved by a Plurality Vote.

THE BOARD, INCLUDING ALL THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD.


PROPOSAL 2:	TO RATIFY THE SELECTION OF DELOITTE & TOUCHE AS THE
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR^

	The second proposal to be considered at the Meeting is the ratification of the selection of Deloitte & Touche as the independent certified public accountants for the Fund for its fiscal year ending September 30, 1994. Deloitte & Touche has served as independent certified public accountants for the Fund since its commencement of operations and have been selected to serve in this capacity for the Fund's current fiscal year by at least a majority of the Fund's Independent Board Members. Deloitte & Touche has informed the Fund that it has no direct or indirect financial interest in the Fund, Smith Barney Shearson, or any of their affiliates. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but they will be given the opportunity to make a statement if they so desire and will be available by telephone should any matter arise requiring their presence.

Required Vote

	Ratification of the selection of Deloitte & Touche as independent certified public accountants for the Fund's fiscal year ending September 30, 1994 requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF
DELOITTE & TOUCHE AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.


PROPOSAL 3:	TO CONSIDER AND ACT UPON THE REINCORPORATION OF THE FUND IN
THE STATE OF MARYLAND

	The Board, at a meeting held on March 15, 1994 and pursuant to written consent dated as of May 13, 1994, approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which all of the assets, liabilities and obligations of the Fund will be assumed and carried on by a newly formed Maryland corporation ("Maryland Corp."). The proposed transaction (the "Reorganization") is expected to achieve cost savings and administrative conveniences for the Fund. The investment objectives, policies and restrictions of the Maryland Corp. will be identical to those of the Fund. The Reorganization will become effective on or about July 1, 1994 if approved by shareholders of the Fund. A copy of the Plan is attached as Exhibit A to this proxy statement.

Reasons for the Reorganization

	^ The Fund is currently organized as a Washington corporation and is subject to regulation under the corporate laws of the State of Washington. The Plan contemplates a transfer of the business and operations of the Fund to the newly formed Maryland Corp. A significant number of investment companies are organized as Maryland corporations. The laws governing Maryland corporations offer greater flexibility than do Washington corporate laws and Management of the Fund believes that this fact may produce administrative conveniences in operations and resultant cost savings.

	In determining to approve the Reorganization, the Board concluded that the Reorganization would be in the best interest of the Fund and its shareholders and the interests of existing shareholders of the Fund would not be diluted as a result of the transactions contemplated by the Reorganization.

Summary of the Agreement and Plan of Reorganization

	The Plan provides for the Reorganization to take place pursuant to
(1) a transfer of its business and assets by the Fund to the Maryland Corp. (subject to the assumption of the Fund's liabilities and obligations by the Maryland Corp.), in exchange for shares of the Maryland Corp., and (2) the distribution of the shares of the Maryland Corp. to shareholders of the Fund, ultimately leaving each shareholder of the Fund holding the same number of shares of the Maryland Corp. as he or she presently owns of the Fund. After the effective date of the Reorganization, the Fund would be dissolved.

	A vote in favor of the Plan will also authorize the Fund, as sole shareholder of the Maryland Corp., to vote its Maryland Corp. shares in favor of: (i) the election of Directors of the Maryland Corp.; (ii) the approval of the investment advisory agreement with SBSAM; (iii) the approval of the distribution agreement and services and distribution plan with Smith Barney Shearson; and (iv) the ratification of the selection of Deloitte & Touche as the Maryland Corp.'s independent auditors. Accordingly, by voting to approve the Plan, shareholders of the Fund are also authorizing the persons named in the accompanying form of proxy to vote such proxy in favor of the authorization of the Fund to vote its Maryland Corp. shares in favor of each of the nominees for Director set forth in Proposal 1 above as Directors of the Maryland Corp., unless shareholders specifically include in their proxies their desire to withhold authority to vote on the election of such Directors. Additionally, a vote for the Plan represents an authorization of the Fund to vote its Maryland Corp. shares in favor of proposed investment advisory and distribution agreements and a services and distribution plan with SBSAM and Smith Barney Shearson, respectively, each of which is identical to those currently in effect between the Fund and each service provider. The purpose of this procedure is to enable these actions to be taken without holding another shareholder meeting.

	The obligations of the Fund and the Maryland Corp. under the Plan are subject to various conditions as stated therein. To provide against unforeseeable events, the Plan may be terminated or amended at any time prior to the closing of the Reorganization by action of the Board of either the Fund or the Maryland Corp., notwithstanding the approval of the Plan by the shareholders of the Fund. However, no amendment may be made that materially adversely affects the interests of shareholders of the Fund.

Comparative Information on Shareholder Rights

	General. As a corporation organized under the laws of the State of Maryland, the Maryland Corp. is governed by its Articles of Incorporation, its By-Laws, and applicable Maryland law. The Fund, which is organized as a Washington corporation, is governed by its Articles of Incorporation, By-Laws, and applicable Washington law.

	Shares of the Maryland Corp. and the Fund. Interests in the Maryland Corp. are represented by transferable shares of capital stock, par value $0.001 per share. The Maryland Corp. currently has authorized one billion shares, of which 150,000,000 have been initially classified as follows: 25,000,000 Class A Common Shares; 75,000,000 Class B Common Shares; 25,000,000 Class C Common Shares; and 25,000,000 Class D Common Shares. The Maryland Corp.'s Board of Directors, without shareholder approval, has the power to classify ^ any of the remaining authorized but unissued stock, and may^ from time to time authorize the creation of additional series of shares of the Maryland Corp. utilizing the remaining authorized but unissued shares. Each share represents an equal proportionate interest in the assets and liabilities of a Class, and each share is entitled to dividends and distributions out of the income (after expenses) attributable to the Class as declared by the Maryland Corp.'s Board of Directors.

	Interests in the Fund are represented by shares of common stock. The Fund has authorized common stock of 150,000,000 shares with no stated par value. Such shares are classified into four classes, consisting of 25,000,000 shares of Class A Common Stock, 75,000,000 shares of Class B Common Stock, 25,000,000 shares of Class C Common Stock, and 25,000,000 shares of Class D Common Stock. Each share represents an equal proportionate interest in the assets and liabilities of a class, and each share is entitled to dividends and distributions attributable to such Class on a pro-rata basis. Washington law proscribes the classification or reclassification of any authorized but unissued shares absent shareholder approval.

	Voting Requirements. The Maryland Corp. and the Fund provide comparable voting requirements and rights for shareholders. The shareholders of the Fund and the Maryland Corp. have the power to vote, as a single class, inter alia, (1) for the election or removal of Directors, (2) with respect to approval of an investment advisory or management contract, (3) with respect to dissolution of the Fund or termination of the Maryland Corp., (4) with respect to certain amendments of the Articles of Incorporation of the Fund or the Maryland Corp., (5) with respect to any merger, consolidation, or sale of assets, and (6) with respect to other matters for which shareholder approval may be required under the 1940 Act.

	On a matter submitted to a vote of shareholders of the Fund or the Maryland Corp., each holder of a share of the Fund or the Maryland Corp. is entitled to one vote for each whole share and to a proportionate fractional vote for each fractional share, irrespective of the Class thereof, outstanding in the shareholder's name on the books of the Fund or the Maryland Corp. Similarly, as to any matter with respect to which a separate vote of any class is required by the 1940 Act, Maryland law or Washington law, such requirement shall apply in lieu of voting as a single class. As to any matter which does not affect the interest of a particular class, only the holders of shares of the one or more affected classes shall be entitled to vote as a single class.

	Except as may otherwise be provided in the respective By-Laws, the Boards of Directors of the Maryland Corp. and the Fund are expressly authorized to make, alter, amend and repeal By-Laws or to adopt new By-Laws of the Maryland Corp. or the Fund, respectively, without any action on the part of the shareholders. In either case; the By-Laws made by the Boards of Directors and the power so conferred may be altered or repealed by the shareholders.

	Liquidation or Termination. In the event of the liquidation of the Maryland Corp., the net assets of the Maryland Corp. shall be distributed among the classes based on their relative net asset values or in such other manner as may be determined by the Board of Directors. The assets so distributable to the shareholders of any particular class shall be distributed among such shareholders in proportion to the number of shares of that class held by them and recorded on the books of the Maryland Corp. ^ The liquidation of any particular class in which there are shares then outstanding may be authorized by vote of the majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding securities of that class, as defined in the 1940 Act and the Maryland General Corporation Law.^

	In the event of liquidation of the Fund, the shareholders of each class of stock of the Fund are entitled to receive, as a class, out of the assets of the Fund available for distribution but other than general assets not belonging to any particular class of stock, the assets belonging to such class. The assets so distributable to the shareholders of any class shall be distributed among the shareholders in proportion to the number of shares of the class of stock held by them. General assets of the Fund not attributable to any particular class, or any proceeds thereof, shall be allocated among the respective classes in proportion to the asset value of each class in relation to the asset value of all classes.

	Directors. Directors of the Maryland Corp. shall be initially elected by a vote of the shareholders. Thereafter there will be no need to convene an annual meeting of shareholders to consider the election of directors unless and until a majority of directors then in office have not been elected by the shareholders. It is anticipated that subsequent to the Reorganization the Board of Directors of the Maryland Corp. shall consist of the current Board of Directors of the Fund ^.

	Directors of the Fund are currently elected annually by shareholders and serve until the next annual meeting or until their successors are elected and qualified.

	Shareholder liability. Under both Maryland and Washington law, a shareholder is not liable to the Maryland Corp. or the Fund or ^ their creditors except for payment of the consideration for which the shares of the Maryland Corp. or the Fund were authorized to be issued by the Directors of the Maryland Corp. or the Fund.

	Liability of Directors. The Articles of Incorporation of the Maryland Corp. provide for the indemnification of the directors and officers of the Maryland Corp. to the fullest extent permitted by Maryland law. Maryland law generally permits indemnification of directors and officers against certain costs, liabilities and expenses that any such person may incur by reason of serving in such positions unless it is proved that: (i) the act or omission of the director or officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or
(iii) in the case of criminal proceedings, the director or officer had reasonable cause to believe that the act or omission was unlawful. ^ Insofar as indemnification for liabilities arising under the Securities Act of 1933 ^(the "Securities Act") may be permitted to directors, officers or persons controlling the Maryland Corp. pursuant to the foregoing provisions, the Maryland Corp. has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.^

	Under the Fund's Articles of Incorporation, By-Laws and Washington law: (1) any officer or director of the Fund will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their respective office; (2) officers and directors will be indemnified for the expenses of litigation against them unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of his duties; and (3) the Fund may also advance money for these expenses provided that the officer or director undertakes to repay the Fund if his or her conduct is later determined to preclude indemnification.

	Rights of Inspection. Maryland law provides that a shareholder of the Maryland Corp. has the right to examine the Maryland Corp.'s By-
Laws, minutes of the proceedings of shareholders and annual statements of affairs.

	Shareholders of the Fund have the right to inspect and copy the Fund's Articles of Incorporation, Bylaws, minutes of shareholder meetings and other actions, certain financial statements and certain other records, accounts and books of the Fund for any reason upon written demand, and may inspect and copy ^ other records of the Fund upon written demand if the records are demanded in good faith and for a proper purpose, the records and purpose are described in the demand with reasonable particularity, and the records are directly connected with the shareholder's purpose.

	The foregoing is only a summary of certain characteristics of the operations of the Maryland Corp. and the Fund, their Articles of Incorporation and their By-Laws and certain provisions Maryland and Washington law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of Maryland law and Washington law directly for a more thorough description.

Dissenter's Rights

	Chapter 23B.13 of the Washington Business Corporation Act provides that a shareholder who objects to the Reorganization is entitled to obtain payment of the fair value of his or her shares upon consummation of the Reorganization and further specifies the required procedures to be followed in connection therewith. A shareholder who wishes to assert dissenters' rights must (a) deliver to the Fund before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the Reorganization is effected, and (b) not vote such shares in favor of the Reorganization. If the Reorganization is authorized at the shareholder's meeting, a notice will be sent to all dissenting shareholders. The dissenting shareholders then must demand payment, certify when he or she acquired the shares, and deposit the shares with the Fund.

	The discussion above is intended only to summarize the necessary procedures under Washington law for a shareholder to perfect his or her right to dissent from the proposed Reorganization and obtain payment of the fair market value of his or her shares. Shareholders wishing to perfect their dissenters' rights should consult the Washington Business Corporation Act. ^

* 1 moved from here; text not shown

^

	^ The staff of the Securities and Exchange Commission has taken the position in Investment Company Act Release 8752 (April 10, 1975) that adherence to ^ rights statutes such as that of Washington by registered investment companies issuing redeemable securities would constitute a violation of Rule 22c-1 under the 1940 Act, which precludes such a company ^ from redeeming securities otherwise than at a price based upon the net asset value next computed after receipt of a tender of such securities for redemption. In this connection, the staff has also taken the position in Release No. 8752 that pursuant to Section 50 of the 1940 Act, Rule 22c-1 supersedes ^ rights statutes. While the Fund is not aware of any judicial decision which has dealt with this issue, it intends to adhere to the position of the staff of the Securities and Exchange Commission and will not honor any shareholder's request for appraisal rights.^

Federal Income Tax Consequences

	** 1 It is anticipated that the transactions contemplated by the Plan will be tax-free. Consummation of the Reorganization is subject to receipt of an opinion of Willkie Farr & Gallagher, counsel to the Fund, that under the Internal Revenue Code of 1986 (the "Code"), the ^ Reorganization will not give rise to the recognition of income, gain or loss for ^ Federal income tax purposes to the Fund or the shareholders of the Fund. A shareholder's adjusted basis for tax purposes in shares of the Maryland Corp. after the Reorganization will be the same as his or her adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. Each shareholder should consult his or her own tax adviser with respect to the state and local tax consequences of the proposed transaction.



Required Vote

	Approval of the above-described Reorganization of the Fund in Maryland requires an affirmative vote of two-thirds (67%) of all the votes entitled to be cast at the Meeting.

THE BOARD, INCLUDING ALL THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REORGANIZATION OF THE FUND.


PROPOSAL 4:	TO APPROVE THE MODIFICATION OF ^ ONE OF THE FUND'S
FUNDAMENTAL INVESTMENT POLICIES

	The 1940 Act requires a registered investment company, such as the Fund, to have certain specific investment policies that can be changed only by a Majority Vote. ^ The Fund's fundamental policies ^ with respect to the purchase and sale of options adopted to reflect business conditions which, in the opinion of SBSAM, are no longer in effect. Accordingly, the Board has approved a modification to ^ its investment ^ restriction as set forth below, which it believes may enhance SBSAM's, or any subsequent adviser's, ability to continue to meet the Fund's principal investment objective of long-term capital growth.

	This proposal seeks shareholder approval of ^ a change intended to accomplish the foregoing goal. The ^ new policy is discussed in detail below. The Board believes that SBSAM's ability to manage the Fund's portfolios in a changing investment environment will be enhanced by the adoption of ^ this policy. Accordingly, investment management opportunities generally will be increased.

	The Fund may make commitments that are more restrictive than the ^ restriction listed herein so as to permit the sale of the Fund's shares in certain states. Should the Board determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Board will revoke the commitment by terminating the sale of the Fund's shares in the state involved.

	If this proposal is approved by the shareholders at the Meeting, the Fund's Prospectus and Statement of Additional Information will be amended or supplemented in order to reflect the modification of the investment ^ restriction. Shareholders will be notified by the Fund of any future investment policy changes, either in the Fund's Prospectus or Statement of Additional Information, which are updated at least annually, or in other Fund correspondence.

	The Fund's fundamental policies currently provide that the Fund may write covered put and call options on its portfolio securities, may trade in futures contracts and options on futures contracts and may, for hedging purposes, purchase put options and write call options on broad-based domestic stock indexes. The Board has approved modifications to ^ this fundamental ^ restriction such that the Fund may, for hedging purposes, purchase put options on portfolio securities.

	In the opinion of SBSAM, purchasing put options on securities in the Fund's portfolio will enhance the Fund's ability to hedge against losses on the securities it holds in its portfolio. ^ This will allow the Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. The Fund will also have the ability to enter into closing sale transactions with respect to such put options. Profit or loss on a closing sale transaction will depend on whether the amount received in such transaction is more or less than the premium paid for the option, plus related transaction costs.

	Set forth below is the Fund's policy regarding the purchase and sale of options, as it is proposed to be modified:

[The Fund will not] write, purchase or sell puts, calls, straddles, spreads or combinations thereof or engage in transactions involving futures contracts and related options, except as permitted under the Fund's investment goals and policies, as set forth in its current prospectus and statement of additional information.

Required Vote

Approval of the modification of ^ one of the Fund's fundamental investment policies requires a Majority Vote.

THE BOARD, INCLUDING ALL THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE MODIFICATION OF ^ ONE OF THE FUND'S
FUNDAMENTAL INVESTMENT POLICIES.

ADDITIONAL INFORMATION

Investment Adviser

	SBSAM, located at Two World Trade Center, New York, New York 10048, has served as the investment adviser to the Fund since July 30, 1993 pursuant to an investment advisory agreement dated July 30, 1993 (the "Advisory Agreement"). SBSAM (through its predecessors) has been in the investment counseling business since 1940 and is a division of SBA which was incorporated in 1968. SBSAM, through its Davis Skaggs Investment Management ("DSIM") division, located at One Sansome Street, San Francisco, California 94104, renders investment advice to investment companies that had assets under management as of March 31, 1994 in excess of ^ $ 9.6 billion. SBA is a wholly owned subsidiary of Smith Barney Shearson, which in turn is a wholly owned subsidiary of The Travelers Inc. ("Travelers"). The principal executive offices of Smith Barney Shearson and Travelers are 1345 Avenue of the Americas, New York, New York 10105, and 65 East 55th Street, New York, New York 10022, respectively.

	The name, position with SBSAM and principal occupation of each executive officer and director of SBSAM are set forth below.

	The address of each individual named below is Two World Trade Center, New York, New York 10048^.

Name
Title


Pulling, Thomas L
Chairman & CEO

Cohen, Harry D.
President

Williamson, Jr. Harold L.
Managing
Director

Rolfe, Gerald T.
Managing
Director

Marin, Dragan
Managing
Director

Blake, Alan J.
Managing
Director

Ceisler, Robert F.
Managing
Director

Freeman, Richard
Managing
Director

Raimondo, Joseph R.
Managing
Director

Vandeventer, Thomas
Managing
Director

Zweifler, Irving
Managing
Director

^ Williamson, James G.
Sr. VP

Acosta, Thomas I.
Sr. VP

Berkowitz, Bruce
Sr. VP

Godwin, Lamond
Sr. VP

Joseph, William
Sr. VP

Parker, Stuart
Sr. VP


	The name, position with DSIM and principal occupation of each executive officer and director of DSIM are set forth on the following page.

	The address of each individual named below is One Sansome Street, San Francisco, California 94104.

Goode, John G.
President and
CEO

Davis, Richard
M.
Managing
Director

Davis, Donald W.
Managing
Director

Hable, Peter
Managing
Director


	As of the Record Date, the Directors and/or executive officers of the Fund beneficially owned (or were deemed to beneficially own pursuant to the rules of the SEC) less than 1% of the shares of common stock of Travelers. An audited ^ consolidated statement of financial condition for SBA as of December 31, 1993 is set forth as Exhibit B hereto.

The Advisory Agreement

	The Advisory Agreement was most recently approved by the Board, including a majority of the Independent Board Members, on April 7, 1993, and by the Fund's^ shareholders on June 22, 1993. Under the terms of the Advisory Agreement, SBSAM is required, subject to the supervision and approval of the Board to manage the Fund's investments in accordance with the investment objectives and policies as stated in the Fund's Prospectus. SBSAM is responsible for making investment decisions, supplying investment research and portfolio management services and placing orders to purchase and sell securities on behalf of the Fund.

	In consideration of services rendered by SBSAM pursuant to the Advisory Agreement, the Fund pays a monthly fee at the annual rate of 0.55% of the Fund's average monthly net assets. Pursuant to the Advisory Agreement, the Fund paid a total of $759,836 in advisory fees for the fiscal year ended September 30, 1993. SBSAM bears all expenses in connection with the performance of its services under the Advisory Agreement.

	The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, SBSAM shall not be liable for any act or omission in the course of, or in connection with, the rendering of its services hereunder.

	Pursuant to its terms, the Advisory Agreement will remain in effect for an initial two-year term and will continue in effect for successive one-year periods if and so long as such continuance is specifically approved annually by (a) the Fund's Board or (b) a Majority Vote of the Fund's shareholders, provided that in either event, the continuance also is approved by a majority of the Independent Board Members by vote cast in person at a meeting called for the purpose of voting on approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of the Fund or by a Majority Vote of the Fund's shareholders, or on 90 days' written notice by SBSAM. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

PORTFOLIO TRANSACTIONS

	Decisions to buy and sell securities for the Fund are made by SBSAM, subject to the overall review of the Fund's Board. Portfolio securities transactions for the Fund are placed on behalf of the Fund by SBSAM.

	Transactions on U.S. stock exchanges and many foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are repurchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

	In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, SBSAM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBSAM will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, SBSAM is authorized, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided to the Fund and/or other accounts over which SBSAM or its affiliates exercises investment discretion. The fees under an the Advisory Agreement are not reduced by reason of the Fund's or SBSAM's receiving brokerage and research services.

	The Board of the Fund periodically will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. During the fiscal year ended September 30, 1993, the Fund paid $531,478 in brokerage commissions, of which $21,074 (representing 4.0% of the total of all brokerage commissions paid) was paid to Smith Barney Shearson (or its predecessor, Shearson Lehman Brothers Inc.). Such commissions were paid with respect to 2.3% of the total dollar value of all transactions involving the payment of brokerage commissions effected during the year.

	The Fund will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating to the security of which Smith Barney Shearson is a member, except to the extent permitted by the SEC.

OTHER MATTERS TO COME BEFORE THE MEETING

	The Fund does not intend to present any other business at the Meeting nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

	Shareholders holding at least 10% of the Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board Member of the Fund. Meetings of the Fund's shareholders for any other purpose will also be called by the Board Members when requested in writing by shareholders holding at least 10% of the shares then outstanding or, if the Board Members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the shares then outstanding may call and give notice of such meeting.

May ^ 23, 1994


^ EXHIBIT LIST


EXHIBIT A	Agreement and Plan of Reorganization and Liquidation

EXHIBIT B	Audited balance sheet of SBA



^ EXHIBIT A

^


AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION


AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of May ^ 20, 1994 (the "Agreement") between Smith Barney Shearson Fundamental Value Fund Inc., a Washington corporation (the "Existing Fund"), and Smith Barney Shearson Fundamental Value Fund Inc., a Maryland corporation (the "New Fund").

	WHEREAS the Existing Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

	WHEREAS the Existing Fund has authorized capital stock consisting of 150,000,000 shares of common stock, no par value; and

	WHEREAS the New Fund was organized pursuant to Articles of Incorporation dated May 12, 1994, and has authorized capital stock of one billion (1,000,000,000) shares, $0.001 par value per share:

	NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

	1.	Plan of Reorganization.  The Existing Fund shall, at the
Effective Time of the Reorganization (as hereinafter defined), transfer all of its business and assets and assign all its liabilities and obligations to the New Fund, and the New Fund shall acquire all such business and assets and shall assume all such liabilities and obligations of the Existing Fund in exchange for delivery to the Existing Fund by the New Fund of a number of shares of the New Fund (both full and fractional) equivalent to the number of shares of the Existing Fund outstanding immediately prior to the Effective Time of the Reorganization. All debts, liabilities, obligations and duties of the Existing Fund, to the extent that they exist at the Effective Time of the Reorganization, shall after the Effective Time of the Reorganization attach to the New Fund and may be enforced against the New Fund to the same extent as if the same had been incurred by the New Fund.

	2.	Liquidation and Dissolution of the Existing Fund.  At the
Effective Time of the Reorganization, the Existing Fund will liquidate and the shares of the New Fund (both full and fractional) received by the Existing Fund will be distributed to the shareholders of the Existing Fund in exchange for their shares of such class of the Existing Fund, each shareholder to receive a number of shares of the New Fund of a class comparable to the class of shares held by the shareholders in the Existing Fund equal to the number of shares of such class of the Existing Fund held by such shareholder. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the New Fund in the name of each shareholder of the Existing Fund and representing the respective pro rata number of shares of the New Fund of the appropriate class due such shareholder. Certificates for shares of the Existing Fund issued prior to the Effective Time of the Reorganization shall represent outstanding shares of the New Fund after the Effective Time of the Reorganization. As soon as practicable after the Effective Time of the Reorganization, the Existing Fund shall file Articles of Dissolution for record with the Secretary of State of the State of Washington, and shall take, in accordance with Washington law, all other steps as shall be necessary and proper to effect a complete dissolution of the Existing Fund.

	3.	Issued Share.  Prior to the Effective Time of the
Reorganization and after the Existing Fund has taken the actions authorized by shareholders of the Existing Fund pursuant to Section 4(f) hereof, the single share of the New Fund heretofore held by the Existing Fund shall be redeemed and canceled by the New Fund.

	4.	Conditions Precedent to the Obligation of the Existing Fund.
The obligations of the Existing Fund to effectuate the Plan of Reorganization and Liquidation hereunder shall be subject to the performance by the New Fund of all the obligations to be performed by it hereunder on or before the Effective Time of the Reorganization and to the satisfaction of each of the following conditions:

	(a)	Such authority, including "no-action" letters and orders
from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the Existing Fund to carry out the transactions contemplated by this Agreement, if any, shall have been received.

	(b)	The Existing Fund shall have received an opinion of Willkie
Farr & Gallagher, counsel to the New Fund, that the New Fund is duly formed and existing under the laws of the State of Maryland and that the shares of the New Fund to be issued pursuant to the terms of this Agreement have been duly authorized, and, when issued and delivered as provided in this Agreement, will have been validly issued, fully paid and nonassessable. With respect to issues of Maryland Law, Willkie Farr
& Gallagher may rely on the opinion of local counsel in rendering its opinion.

	(c)	The Existing Fund shall have received an opinion of Willkie
Farr & Gallagher, counsel to the Existing Fund, to the effect that the transaction contemplated by the Agreement qualifies as a "reorganization" under Section 368(a)(1)(F) of the Internal Revenue Code of 1986 (the "Code").

	(d)	The shares of the New Fund shall have been duly qualified
for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfers contemplated by this Agreement to be consummated.

	(e)	All representations and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time of the Reorganization with the same force and effect as if made as of the Effective Time of the Reorganization.

	(f)	The Board of Directors of the New Fund shall have taken the
following actions at a meeting duly called for such purposes:

	(1)	approval of an Investment Advisory Agreement (the "Advisory
Agreement") between the New Fund and Smith Barney Asset Management
Division of Smith Barney Advisers, Inc.;

	(2)	approval of the Distribution Agreement (the "Distribution
Agreement") and Services and Distribution Plan (the "Plan") between the New Fund and Smith Barney Inc.;

	(3)	selection of Deloitte & Touche as the New Fund's independent auditors for the fiscal year ending September 30, 1994;

	(4)	authorization of the issuance by the New Fund, prior to the
Effective Time of the Reorganization, of one share of the New Fund to the Existing Fund at the price of $_______ for the purpose of enabling the Existing Fund to vote on the matters referred to in paragraph (e) of
Section 5;

	(5)	submission of the matters referred to in paragraph (e) of
Section 5 to the Existing Fund as the sole shareholder of the New Fund;
and

	(6)	authorization of the issuance of shares of the New Fund at
the Effective Time of the Reorganization in exchange for the assets of the Existing Fund pursuant to the terms and provisions of this Agreement.

	(g)	The New Fund shall have filed with the Commission one or
more post-effective amendments to the Existing Fund's Registration Statement on Form N-1A under the Securities Act of 1933 and the 1940 Act, containing such amendments as are determined by the Board of the New Fund to be necessary and appropriate as a result of this Agreement and such amendment or amendments shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated).

	(h)	The Existing Fund shall have received the affirmative vote
of at least two-thirds of all votes entitled to be cast on the transaction at a meeting of the shareholders of the Existing Fund duly called for the purpose of considering the proposed Reorganization.

	At any time prior to the Effective Time of the Reorganization, any of the foregoing conditions may be waived by the Board of Directors of the Existing Fund if, in the judgment of such Board, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Existing Fund.

	5.	Conditions Precedent to the Obligations of the New Fund.
The obligations of the New Fund to effectuate the Plan of Reorganization and Liquidation hereunder shall be subject to the performance by the Existing Fund of all the obligations to be performed by its hereunder on or before the Effective Time of the Reorganization and to the satisfaction of each of the following conditions:

	(a)	Such authority, including "no-action" letters and orders
from the Commission and state securities commissions as may be necessary to permit the New Fund to carry out the transactions contemplated by this Agreement, if any, shall have been received by the New Fund.

	(b)	One or more post-effective amendments to the Registration
Statement of the Existing Fund on Form N-1A under the Securities Act of 1933 and the 1940 Act, containing (i) such amendments to such Registration Statement as are determined by the Board of Directors of the New Fund to be necessary and appropriate as a result of this Agreement and (ii) the adoption by the New Fund of such Registration Statement as its own, shall have been filed with the Commission and such post-effective amendment or amendments to the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated).

	(c)	The New Fund shall have received an opinion of Willkie Farr
& Gallagher to the effect that the transaction contemplated by the Agreement qualifies as a "Reorganization" under Section 368(a)(1)(F) of the Code.

	(d)	All representations and warranties of the Existing Fund
contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time of the Reorganization with the same force and effect as if made as of the Effective Time of the Reorganization.

	(e)	A vote approving this Agreement and the reorganization
contemplated hereby shall have been adopted by at least two-thirds of all the votes entitled to be cast on the transaction at a meeting of the shareholders of the Existing Fund. The vote approving this Agreement and the reorganization contemplated hereby shall direct the Existing Fund to vote, and the Existing Fund shall have voted, as the sole shareholder of the New Fund to:

	(1)	elect the Directors of the Existing Fund as Directors of the
New Fund;

	(2)	approve the Advisory Agreement;

	(3)	approve the Distribution Agreement and the Plan; and

	(4)	ratify the selection of Deloitte & Touche as the New Fund's
independent auditors for the fiscal year ending September 30, 1994.

	At any time prior to the Effective Time of the Reorganization, any of the foregoing conditions may be waived by the Board of Directors of the New Fund if, in the judgment of such Board, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the New Fund.

	6.	Representation and Warranties.

	6.1	The Existing Fund represents and warrants to the New Fund as follows:

	(a)	The Existing Fund is a Washington corporation, duly
organized, validly existing and in good standing under the laws of the State of Washington;

	(b)	The Existing Fund is a registered investment company
classified as a management company of the open-end type and its registration with the Commission as an investment company under the Investment Company Act of 1940 is in full force and effect;

	(c)	The Existing Fund is not, and the execution, delivery and
performance of this Agreement will not result, in a material violation of its Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Existing Fund is a party or by which it is bound;

	(d)	Except as otherwise disclosed in writing to and accepted by
the New Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Existing Fund or any of its properties or assets (other than that previously disclosed to the New Fund) which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Existing Fund knows of no facts which might form the basis for an institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely effects its business or its ability to consummate the transactions herein contemplated;

	(e)	All issued and outstanding shares of the Existing Fund are,
and at the Effective Time of the Reorganization will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Existing Fund will, at the Effective Time of the Reorganization, be held by the person and in the amounts set forth in the records of the Existing Fund's transfer agent.
The Existing Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Existing Fund's shares, nor is there outstanding and security convertible into any of the Existing Fund's shares;

	(f)	At the Effective Time of the Reorganization, the Existing
Fund will have good and marketable title to its assets to be transferred to the New Fund pursuant to this Agreement, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended, other than as disclosed in this Agreement;

	(g)	The execution, delivery and performance of this Agreement
will have been duly authorized prior to the Effective Time of the Reorganization by all necessary actions on the part of the Existing Fund's Board of Directors, and subject to the approval of the Existing Fund's shareholders, this Agreement will constitute a valid and binding obligation of the Existing Fund, enforceable in accordance with its terms, subject to enforcement of bankruptcy, insolvency, reorganization, moratorium and other laws related to or affecting creditiors rights and to general equity principles.

	6.2	The New Fund represents and warrants to the Existing Fund as follows:

	(a)	The New Fund is a Maryland corporation, duly organized,
validly existing and in good standing under the laws of the State of Maryland;

	(b)	As of the Effective Time of the Reorganization, the New Fund
will have good and marketable title to its assets;

	(c)	The New Fund is not, and the execution, delivery and
performance of this Agreement will not result, in any material violation of it Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the New Fund is a party or by which it is bound;

	(d)	No material litigation or administrative proceeding or
investigation of or before any court or governmental body is presently pending or threatened against the New Fund or any of its properties or assets, except as previously disclosed in writing and agreed to by the Existing Fund. The New Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially or adversely affects its business or its ability to consummate the transactions contemplated herein;

	(e)	At the date hereof, all of the issued and outstanding New
Fund shares are, and at the Effective Time of the Reorganization will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. The New Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any New Fund shares, nor is there outstanding any security convertible into any New Fund shares;

	(f)	The execution, delivery and performance of this Agreement
will have been duly authorized prior to the Effective Time of the Reorganization by all necessary actions, if any, on the part of the New Fund's Board of Directors and the New Fund's shareholders and this Agreement will constitute a valid and binding obligation of the New Fund enforceable in accordance with its terms, subject to enforcement of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or effecting creditors' rights and to general equity principles;

	(g)	The New Fund shares to be issued and delivered to the
Existing Fund, for the account of the Existing Fund's shareholders, pursuant to the terms of this Agreement, will at the ^ Effective Time of the Reorganization have been duly authorized, and when so issued and delivered, will be duly and validly issued New Fund shares and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

	(h)	The New Fund agrees to use all reasonable efforts to obtain
the approvals and authorizations required by the 1940 Act, the Securities Act of 1933, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the closing date.

	7.	Effective Time of the Reorganization.  The distribution of
the shares of the New Fund held by the Existing Fund shall be effective as of [5:00 p.m., Boston time, on June 30, 1994], or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time of the Reorganization").

	8.	Termination.  The Directors of the Existing Fund and the New
Fund may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Existing Fund, at any time prior to the Effective
Time of the Reorganization, if circumstances should develop that, in their judgment, make proceeding with this Agreement inadvisable.

	IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the date and year first written above.

SMITH BARNEY SHEARSON FUNDAMENTAL VALUE FUND INC., a Washington
Corporation


By:	^/s/ Heath B. McLendon
	Heath B. McLendon
	Chairman of the Board


SMITH BARNEY SHEARSON FUNDAMENTAL VALUE FUND INC., a Maryland
Corporation

By:	^/s/ Heath B. McLendon
	Heath B. McLendon
	Chairman of the Board


EXHIBIT B
INDEPENDENT AUDITORS REPORT


To the Board of Directors and Stockholder of Smith, Barney Advisers, Inc.:

	We have audited the accompanying consolidated statement of financial condition of Smith, Barney Advisers, Inc. (a wholly-owned subsidiary of Smith Barney Shearson Holdings Inc.) and its subsidiaries as of December 31, 1993. This consolidated statement of financial condition is the responsibility of the Company's management. Our responsibility is to express an opinion on this consolidated statement of financial condition based on our audit.

	We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated statement of financial condition is free of material misstatement. An audit of a consolidated statement of financial condition includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated statement of financial condition. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated statement of financial condition presentation. We believe that our audit of the consolidated statement of financial condition provides a reasonable basis for our opinion.

	In our opinion, the consolidated statement of financial condition referred to the above presents fairly, in all material respects, the financial position of Smith, Barney Advisers, Inc. and its subsidiaries as of December 31, 1993 in conformity with generally accepted accounting principles.


						KPMG Peat Marwick


New York, New York
May 16, 1994



SMITH, BARNEY ADVISERS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
December 31, 1993^

Assets

Cash
$    527,407




Furniture and fixtures,
net of
     accumulated
depreciation
     and amortization of
$94,080


24,547




Investment advisory
contracts,


     net of accumulated


     amortization of
$6,138,960
93,578,582




Investment in affiliated
mutual
     fund, at market
value

 1,130,748




Receivable from
affiliates
1,985,502




Other assets
3,434,058






$100,680,844


Liabilities and Stockholder's
Equity


    Note payable to Parent
$ 69,749,900

    Payable to Parent
9,409,231

    Other liabilities
   622,246


79,781,377

      Stockholders equity:


      Common stock,


      $1 par value; 100
shares
      authorized, issued
      and outstanding


            100

    Additional paid-in
capital
16,791,389

    Retained earnings
  4,107,978


20,899,467





$100,680,844


See Notes to Consolidated Statement of Financial Condition.


Smith, Barney Advisers, Inc. and Subsidiaries
Notes to Consolidated Statement of Financial Condition
December 31, 1993

(1)	Organization - Smith, Barney Advisers, Inc. ("SBA"), a wholly-
owned subsidiary of Smith Barney Shearson Holdings Inc. ("Parent") (formerly Smith Barney Holdings, Inc.), is a registered investment adviser and acts pursuant to management agreements as investment manager to forty-five investment company portfolios. SBA provides each investment company with personnel, investment advice, office space and administrative services at fees based on the net assets of each fund. The consolidated statement of financial condition includes the accounts of Smith Barney Shearson Strategy Advisers Inc. ("SBSSA") (a wholly-owned subsidiary of SBA) and its wholly-owned subsidiary. Significant intercompany balances have been eliminated in consolidation.

(2)	Shearson Acquisition - On July 31, 1993, Smith Barney, Harris
Upham & Co. Incorporated ("SBHU"), together with certain of its affiliates (including SBA) and The Travelers Inc. (formerly Primerica Corporation), acquired the domestic retail brokerage and asset management business ("Shearson") of Shearson Lehman Brothers Holdings Inc. and its subsidiaries, a subsidiary of American Express Company. Shearson was combined with the operations of SBHU and its affiliates, and SBHU was renamed Smith Barney Shearson Inc. ("SBS"). The asset management business acquired by SBA included SBSSA (and its wholly-owned subsidiary), as well as the contracts to manage fifteen of Shearson's investment company management contracts.

(3)	Related Party Transactions - SBS provides SBA with executive and administrative services (e.g. accounting, legal, personnel, facilities, mail and other support services) and order processing support on a basis mutually agreed upon. Receivable from affiliates are non-interest bearing. In 1993, SBA transferred a deferred tax liability, resulting from the adoption of Statement of Financial Accounting Standard No. 109. The resulting Payable to Parent is pursuant to a tax sharing agreement, and is non-interest bearing. Substantially all cash collected by SBA relating to management fees is remitted to the Parent in the form of intercompany dividends. Investment in affiliated mutual fund represents shares of an investment company owned by SBSSA. Such investment is carried at market value.
(Continued)


Smith, Barney Advisers, Inc. and Subsidiaries
Notes to Consolidated Statement of Financial Condition (Continued) December 31, 1993


(4)	Income Taxes - Under an income tax allocation arrangement with the
Parent and The Travelers Inc., SBA's Federal, state and local income taxes are provided on a separate return basis without regard to timing items, and are subject to the utilization of tax attributes in The Travelers Inc. consolidated income and tax provision. Under a tax sharing agreement, SBA remits taxes to the Parent.

(5)	Investment Advisory Contracts - Investment advisory contracts include $68,296,775 of value ascribed to the acquired Shearson investment company advisory contracts purchased by SBA (see note 2). The cost of these contracts is being amortized over twenty years on a straight-line basis.

	In addition, the balance also includes the amortized cost assigned to certain investment advisory contracts in connection with the acquisition of the Parent by Commercial Credit Group, Inc. in December 1988. The combined successor firm subsequently changed its name to Primerica Corporation (now The Travelers Inc.). The cost of these contracts is being amortized over thirty years on a straight-line basis.

(6)	Notes Payable - At December 31, 1993 note payable represents a demand notes payable to Parent at a rate of LIBOR plus .75%. The note was issued for the financing of investment advisory contracts purchased by SBA on July 31, 1993 (see note 2).

(7)	Commitments and Contingency - SBSSA is required to own at least 1%
of an affiliated investment company's outstanding shares.  At December
31, 1993 SBSSA's ownership interest meets this requirement.


- -1-